TransMark Optimum ChoiceSM Variable Annuity
                                    Issued by
                 Transamerica Life Insurance and Annuity Company

                              Separate Account VA-8

                        Supplement Dated October 28, 2002
                                       To
                          Prospectus Dated May 1, 2002

The following information supplements the Prospectus. You should read it together with the Prospectus.


The effective date of the following changes is January 2, 2003.

The name of the portfolio known as Dreyfus Variable Investment Fund - Small Cap Portfolio - Initial Shares will be changed to Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares. This portfolio is shown on page 1 of the prospectus and on page 16 in the section entitled Variable Sub-Account Options.

The portfolio is also identified as Dreyfus VIF - Small Cap Portfolio - Initial Shares on page 8 of the prospectus in the table entitled Portfolio Expenses, on pages 11 through 15 of the prospectus in the Examples tables, and on pages 58 and 60 of the prospectus in the section entitled Condensed Financial Information. This portfolio title will be changed to Dreyfus VIF - Developing Leaders Portfolio - Initial Shares.

Finally, the description of the portfolio on pages 21 and 22 of the prospectus under The Small Cap Portfolio - Initial Shares of the Dreyfus Variable Investment Fund, which is in the section entitled The Portfolios, will be replaced with the following language:

         The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks to maximize capital appreciation. To pursue this goal, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase. The portfolio may continue to hold the securities of companies as their market capitalizations grow and, thus, at any given time, a substantial portion of the portfolio's holdings may have capitalizations in excess of $2 billion.


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